                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                  May 22, 1997


                       ROBERTS PHARMACEUTICAL CORPORATION
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             (exact name of registrant as specified in its charter)


     NEW JERSEY                   1-1-432                   22-2429994
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  (State or other            (Commission                (IRS Employer
  jurisdiction of            File Number)               Identification
  incorporation)                                        Number)


                               Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey  07724
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code:  908-389-1182


                               Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724

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          (Former name or former address, if changed from last report)
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                                     - 2 -

    Item 5.  Other Events
             ------------

             Roberts Pharmaceutical Corporation announced that effective May 22, 1997 the Company's common stock will begin trading on the American Stock Exchange (AMEX). Roberts common stock will trade on the AMEX under the symbol RPC.

       The Company commented that the move from the dealer oriented OTC market to the public auction market of AMEX is expected to provide a trading environment for their common stock which will be beneficial to their shareholders. Among the benefits expected from a public auction market are a narrowing in the spread between bid and ask prices; reduced volatility; enhanced liquidity; and greater visibility.



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ROBERTS PHARMACEUTICAL CORPORATION
                                       ----------------------------------
                                                  (Registrant)



  Date: May 22, 1997                   By: /s/ Anthony A. Rascio
                                           ---------------------
                                           Anthony A. Rascio
                                           Vice President